UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

DYNEX CAPITAL, INC.
(Name of Registrant as Specified in Its Charter)
________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dynex Capital, Inc.

Notice of Annual Meeting of Shareholders
and
Proxy Statement

Annual Meeting of Shareholders
June 15, 2006

DYNEX CAPITAL, INC.

May 5, 2006

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynex Capital, Inc. (the “Company”) to be held at the Park Central Hotel located at 870 Seventh Avenue at 56th Street, New York, New York on Thursday, June 15, 2006, at 9:00 a.m. Eastern Time.

The business of the meeting is to consider and act upon the election of directors of the Company.

While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you are a common shareholder and desire to vote your shares of common stock in accordance with management’s recommendations, you need not mark your votes on the proxy but need only sign, date and return the common proxy card in the enclosed postage-paid envelope in order to record your vote. If you are a preferred shareholder and desire to vote your shares of Series D preferred stock for one or both of the preferred nominees, you must mark your votes on the preferred proxy card and return such proxy card in the enclosed postage-paid envelope in order to record your vote.

Sincerely,

Thomas B. Akin
Chairman of the Board

Stephen J. Benedetti
Executive Vice President and
Chief Operating Officer

DYNEX CAPITAL, INC.

4551 Cox Road, Suite 300
Glen Allen, Virginia 23060
(804) 217-5800
____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Dynex Capital, Inc. (the “Company”) will be held at the Park Central Hotel located at 870 Seventh Avenue at 56th Street, New York, New York on Thursday, June 15, 2006, at 9:00 a.m. Eastern Time, to consider and act upon the following matters:

1.	Holders of our common stock will:

A.	Elect three (3) directors of the Company, to hold office until the next annual meeting and until their successors are elected and duly qualified; and
B.	Transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

2.	Holders of our Series D preferred stock will:

A.
Elect two (2) directors of the Company, to hold office until the next annual meeting and until their successors are elected and duly qualified, or as otherwise provided in the Company’s Articles of Incorporation.

Only shareholders of record at the close of business on April 28, 2006, the record date, will be entitled to vote at the Annual Meeting.

Management desires to have maximum representation at the Annual Meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A proxy may be revoked by a shareholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy or by attending the Annual Meeting and voting in person.
By Order of the Board of Directors

Stephen J. Benedetti
Secretary

Dated: May 5, 2006

DYNEX CAPITAL, INC.
4551 Cox Road, Suite 300
Glen Allen, Virginia 23060
(804) 217-5800
____________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 15, 2006

To Our Shareholders:

This Proxy Statement is furnished to the holders of the common stock (“Common Stock”) and Series D 9.50% Cumulative Convertible Preferred Stock (“Series D Preferred Stock”) of Dynex Capital, Inc. (the “Company”) in connection with the solicitation by the Company’s Board of Directors of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the Park Central Hotel located at 870 Seventh Avenue at 56th Street, New York, New York on Thursday, June 15, 2006, at 9:00 a.m. Eastern Time. The Annual Meeting is being held for the purposes set forth in the accompanying notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting are being provided to shareholders beginning on or about May 5, 2006.

GENERAL INFORMATION

Solicitation

The enclosed proxy is solicited by the Board of Directors of the Company. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone and telegram by directors and officers of the Company. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of shares of Common Stock and Series D Preferred Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding these proxy materials to such beneficial owners.

Voting Rights

Common Stock. Holders of shares of Common Stock at the close of business on April 28, 2006, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On that date, 12,163,391 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote for each of four directors to be elected by the holders of shares of Common Stock and one vote on any other matter presented to such holders at the Annual Meeting. The presence, in person or by proxy, of holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Annual Meeting.

Series D Preferred Stock. Holders of shares of Series D Preferred Stock at the close of business on April 28, 2006, the record date, are entitled to notice of, and to vote at, the Annual Meeting, voting as a single class to elect two directors to the Company’s Board of Directors. The holders of Series D Preferred Stock are not entitled to vote on any other matter. There were 4,221,539 shares of Series D Preferred Stock outstanding as of April 28, 2006.

Voting of Proxies - Common Stock

A proxy card, indicating COMMON STOCK shares, is being sent to the holders of shares of Common Stock (the “common proxy”). Shares of Common Stock represented by a properly executed common proxy received in time for the Annual Meeting will be voted in accordance with the choices specified in such common proxy. If no instructions are indicated on the common proxy, the shares of Common Stock will be voted FOR the election of the nominees named in this Proxy Statement as common shareholder directors.

Voting of Proxies—Series D Preferred Stock

A proxy card, indicating SERIES D PREFERRED STOCK shares, is being sent to holders of shares of Series D Preferred Stock (the “preferred proxy”). Shares of Series D Preferred Stock represented by a properly completed and executed preferred proxy received in time for the Annual Meeting will be voted in accordance with the choices specified in such preferred proxy. If a preferred proxy is not completed in accordance with its instructions or no choices are specified on the preferred proxy, the shares of Series D Preferred Stock represented by such preferred proxy will not be voted.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

Quorum

The following principles of Virginia law apply to the voting of shares of capital stock at the Annual Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of Common Stock will constitute a quorum for all matters upon which holders of shares of Common Stock are entitled to vote. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of Series D Preferred Stock will constitute a quorum for the matter upon which holders of shares of Series D Preferred Stock are entitled to vote. Shares represented by proxy or in person at the Annual Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote “for” or “against” such matter. “Broker non-votes” (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

Other Matters

The management and the Board of Directors of the Company know of no other matters to come before the Annual Meeting other than those stated in the notice of the Annual Meeting. However, if any other matters are properly presented to the shareholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K, including financial statements for the year ended December 31, 2005, which is being mailed to shareholders together with this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Common Stock Directors. Three directors of the Company are to be elected by the holders of shares of Common Stock at the Annual Meeting to serve until the next annual meeting and until their successors are elected and duly qualified. On the recommendation of the Nominating & Corporate Governance Committee, the Board of Directors has nominated Thomas B. Akin, Daniel K. Osborne and Eric P. Von der Porten for election by the holders of shares of Common Stock to the Board of Directors at the Annual Meeting. Unless otherwise indicated, a common proxy representing shares of Common Stock will be voted FOR the election of Messrs. Akin, Osborne and Von der Porten to the Board of Directors. Each common stock director nominee has agreed to serve if elected. In the event any common stock director nominee shall unexpectedly be unable to serve, each common proxy will be voted for such other person as the Board of Directors may designate. Selected biographical information regarding each common stock director nominee is set forth below.

Series D Preferred Stock Directors. Pursuant to Section 10 of Article IIID of the Company’s Articles of Incorporation, as amended, the holders of shares of Series D Preferred Stock are entitled to elect two directors to the Board of Directors of the Company. Except as otherwise provided in the Company’s Articles of Incorporation, each such director will serve until the next annual meeting of the shareholders of the Company and until their successors are elected and duly qualified. Leon A. Felman and Barry Igdaloff have been nominated for election by holders of shares of Series D Preferred Stock to the Board of Directors at the Annual Meeting. Each preferred stock director nominee has agreed to serve if elected. Selected biographical information regarding each preferred stock director nominee is set forth below.

Vote Required

Common Stock Directors. The three directors to be elected by the holders of shares of Common Stock will be elected by a favorable vote of a plurality of the shares of Common Stock represented and entitled to vote with respect to each common stock director, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of the common stock directors will not affect the election of candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by each common proxy will be voted FOR the election of each of the three common stock director nominees named below. Although it is anticipated that each common stock director nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by each common proxy will be voted for another person or persons designated by the Company’s Board of Directors. In no event will a common proxy be voted for more than three common stock directors.

Series D Preferred Stock Directors. The two directors to be elected by the holders of shares of Series D Preferred Stock will be elected by a favorable vote of a plurality of the shares of Series D Preferred Stock represented and entitled to vote with respect to each preferred stock director, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of the preferred stock directors will not affect the election of candidates receiving the plurality of votes. If a preferred proxy is not completed in accordance with its instructions or no choices are specified on the preferred proxy, the shares of Series D Preferred Stock represented by such preferred proxy will not be voted. Although it is anticipated that each preferred stock director nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by each preferred proxy will not be voted for another person or persons. In no event will a preferred proxy be voted for more than two directors.

Common Stock Director Nominees

The following information sets forth as of April 21, 2006, the names, ages, principal occupations and business experience for the Company’s common stock director nominees. Unless otherwise indicated, the business experience and principal occupations shown for each director has extended five or more years. As previously reported, J. Sydney Davenport will not stand for reelection to the Board of Directors. Mr. Davenport has been a director since the Company’s organization in December 1987, and his service to the Company is greatly appreciated.

  Thomas B. Akin (54), has been a director of the Company since May 2003, and Chairman since May 30, 2003. He has served as the managing general partner of Talkot Capital, LLC located in Sausalito, California since 1995. Talkot Capital is the general partner for various limited partnerships investing in both private and public companies.1  From 1981 to 1994, Mr. Akin worked for Merrill Lynch Institutional Services as regional director for both the San Francisco and Los Angeles areas, followed by managing director of the Western United States. Prior to Merrill Lynch, Mr. Akin was an employee of Salomon Brothers from 1978 to 1981. He is currently on the board of directors of Acacia Research Inc., Combi Matrix, and Advance Data Exchange. Mr. Akin holds a B.A. from the University of California at Santa Cruz, and an MBA in finance from the UCLA Anderson School of Management.

Daniel K. Osborne (41), has been a director of the Company since 2005. Mr. Osborne has been Managing Member of Vantage Pointe Capital, LLC, an investment advisory firm that serves as the general partner of Vantage Pointe Capital Partners LP, since February 2003. Prior to founding Vantage Pointe Capital, LLC in 2003, Mr. Osborne was a private investor and co-founder of Apex Mortgage Capital, Inc. He was the company’s Chief Operating Officer and Chief Financial Officer from September 1997 to September 2001. Mr. Osborne was also a Managing Director of Trust Company of The West from July 1994 to December 2001. Mr. Osborne began his career with Deloitte & Touche, LLP. He holds a B.S. degree in accounting from Arizona State University.

Eric P. Von der Porten (48), has been a director of the Company since May 2002. Since 1997, Mr. Von der Porten has served as the managing member of Leeward Investments, LLC, the general partner of Leeward Capital, L.P. Mr. Von der Porten earned an A.B. from the University of Chicago and an M.B.A. from the Stanford Graduate School of Business.

Series D Preferred Stock Director Nominees

The following information sets forth as of April 21, 2006, the names, ages, principal occupations and business experience for the Company’s preferred stock director nominees. Unless otherwise indicated, the business experience and principal occupations shown for each director has extended five or more years.

Leon A. Felman (71), has been a director of the Company since November 2000. Mr. Felman was a director of Allegiant Bancorp, Inc., a St. Louis, Missouri based bank holding company, from 1992 to 2004, and of Allegiant Bank & Trust Company, Inc., from 2001 to 2004. Allegiant Bancorp was sold in 2004 and Mr. Felman no longer serves on either board. Mr. Felman also served on the Audit Committee and the Real Estate Committee and chaired both the Nominating & Corporate Governance Committee and the Ethics Committee while on the Board of Allegiant Bancorp. From 1968 to 1999, Mr. Felman was the President and Chief Executive Officer of Sage Systems, Inc., which operated twenty-eight Arby’s restaurants in the St. Louis, Missouri metropolitan area. Mr. Felman currently serves as the trustee and investing authority for The Leon A. Felman Family Trust. In June 2004, Mr. Felman was appointed to the Board of Directors of Pulaski Financial Corporation. He is presently Chairman of the Nominating & Corporate Governance Committee, a member of the Audit Committee, a member of the Loan Committee, and a member of the Real Estate Committee of Pulaski Financial Corporation. Additionally, Mr. Felman serves as a member of the Chancellor’s Council for the University of Missouri-St. Louis and on the Board of Directors of the Barnes-Jewish Hospital Foundation. Mr. Felman has been a private investor in financial institutions since 1980. Mr. Felman graduated from Carnegie Institute of Technology with a B.S. in Industrial Administration.

Barry Igdaloff (51), has been a director of the Company since November 2000. Mr. Igdaloff has been a registered investment advisor and the sole proprietor of Rose Capital, Inc. in Columbus, Ohio, since 1995. Mr. Igdaloff graduated from Indiana University in 1976 with a B.S.B. in accounting and from The Ohio State University in 1978, with a Juris Doctorate degree. Mr. Igdaloff is a non-practicing certified public accountant and a non-practicing attorney.

1 Mr. Akin is the managing general partner of Talkot Capital, LLC. During 1999, Talkot Capital and several other investors invested in Infotec Commercial Systems, Inc. (“Infotec”), a privately held company that provided training in computer technology to businesses throughout the United States. In 2001, Mr. Akin served as Chairman of the Board of Directors of Infotec, which filed for relief under Chapter VII of the United States Bankruptcy Code resulting in the liquidation of the company’s assets. The investors of Infotec, including Talkot Capital, did not receive any return on capital.

CORPORATE GOVERNANCE
AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board and chief executive officer (or, in his absence, the principal executive officer) and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices followed by the Company are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that set forth the practices of the Board with respect to its size, criteria for membership and selection to the Board, committees of the Board, meetings and access to management, director compensation, director orientation and continuing education, an annual performance evaluation of the Board, director responsibilities, an annual review of performance of the president and chief executive officer (or, in his absence, the principal executive officer) and management succession and ethics and conduct. The Guidelines are available on the Company’s web page at www.dynexcapital.com. A printed copy is available to any shareholder upon written request to the Secretary of the Company, 4551 Cox Road, Suite 300, Glen Allen, Virginia 23060.

The Board of Directors in its business judgment has determined that all of its members are independent as defined by New York Stock Exchange listing standards. In reaching this conclusion, the Board considered whether the Company and its subsidiaries conduct business and have other relationships with organizations of which certain members of the Board or members of their immediate families are or were directors or officers. Consistent with the New York Stock Exchange listing standards, the Company’s Corporate Governance Guidelines establish categorical standards under which a director will not be considered to have a material relationship with the Company if:

•
during each of the current fiscal year and three most recent fiscal years, neither the director nor any immediate family member of the director received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent on continued service);

•
during each of the current fiscal year and three most recent fiscal years, the director is not, and was not, an executive officer or an employee, or whose immediate family member is not, or was not, an executive officer of another company that made payments to, or received payments from, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; or

•
the director serves as an executive officer of a charitable organization to which during each of the three preceding fiscal years the Company made charitable contributions that did not exceed the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

None of the Company’s directors, their immediate family members, or organizations in which they are a partner, shareholder or officer, are engaged in relationships with the Company not meeting the criteria set forth above.

Code of Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of the Company and each of its subsidiaries, including the Company’s chief executive officer (or, in his absence, the principal executive officer) and principal financial officers. The Code addresses such topics as compliance with applicable laws, conflicts of interest, use and protection of Company assets, confidentiality, dealings with the press and communications with the public, accounting and financial reporting matters, fair dealing, discrimination and harassment and health and safety. It is available on the Company’s web page at

www.dynexcapital.com. A printed copy of the Code is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

Board and Committee Meeting Attendance

In 2005, there were five meetings of the Board of Directors. Each director attended 75% or more of the total aggregate number of meetings of the Board and of the committees on which he served.

Executive Sessions

Executive sessions where non-employee directors meet on an informal basis are scheduled either before or after regularly scheduled Board meetings. At least once a year the Board schedules an executive session including only independent directors. Thomas B. Akin, the Chairman of the Board, serves as chairman for executive sessions.

Communications with Directors

Any director may be contacted by writing to him c/o the Secretary of the Company at the address set forth above. Communications to the non-management directors as a group may be sent to the Chairman of the Board c/o the Secretary of the Company at the same address. The Company promptly forwards, without screening, all such correspondence to the indicated director(s).

Committees of the Board

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditor and the performance of the internal audit function. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Committee operates under a written charter last amended by the Board in June 2004. The Audit Committee Charter is available on the Company’s web page at www.dynexcapital.com.

The members of the Audit Committee are Messrs. Von der Porten (Chairman), Felman, Igdaloff and Osborne, all of whom the Board in its business judgment has determined are independent as defined by regulations of the Securities and Exchange Commission and the New York Stock Exchange listing standards. The Board of Directors also has determined that all of the Committee members are financially literate as defined by the New York Stock Exchange listing standards and that Mr. Igdaloff qualifies as an audit committee financial expert as defined by regulations of the Securities and Exchange Commission.

The Audit Committee met ten times in 2005. For additional information regarding the Committee, see “Audit Information - Audit Committee Report” on page 18 of this Proxy Statement.

Compensation Committee

The Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of the Company’s executives. The Committee’s responsibilities include reviewing and approving corporate goals and objectives relevant to compensation of the Company’s chief executive officer (or, in his absence, the principal executive officer), evaluating the chief executive officer’s performance in light of those goals and objectives and determining and approving the chief executive officer’s compensation level based on this evaluation; reviewing and approving the compensation for senior executive officers, including their corporate goals and objectives; producing a report on executive compensation as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement; reviewing and approving any employment-related agreement, other compensation arrangement, or transaction with senior management; making recommendations to the Board with respect to annual and long-term incentive compensation and equity-based plans; administering the Company’s equity-based, deferral and other compensation plans approved by the Board from time to time; reviewing any significant changes in the Company’s tax-qualified employee benefit plans; and reviewing annually with the chief executive officer succession planning and management development activities and strategies. The Committee operates under a written charter last amended by the Board in June 2004. The Charter of the Compensation Committee is available on the Company’s web page at www.dynexcapital.com. A printed copy is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

The members of the Compensation Committee are Messrs. Davenport (Chairman), Akin and Felman, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards. The Committee met two times in 2005. For additional information regarding the Committee, see “Management of the Company and Executive Compensation—Compensation Committee Report” on page 12 of this Proxy Statement.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. The Committee acts as the Company’s nominating committee. The Committee operates under a written charter last amended by the Board in June 2004. The Charter of the Nominating & Corporate Governance Committee is available on the Company’s web page at www.dynexcapital.com. A printed copy is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

The members of the Nominating & Corporate Governance Committee are Messrs. Felman (Chairman), Davenport, and Von der Porten, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards. The Committee met two times in 2005.

The Nominating & Corporate Governance Committee considers candidates for the Board based upon several criteria, including but not limited to their broad-based business and professional skills and experience, concern for the long-term interest of the Company’s shareholders, personal integrity and judgment, and knowledge and experience in the Company’s industry. The Committee further considers each candidate’s independence, as defined by the New York Stock Exchange listing standards. All candidates must have time available to devote to Board duties and responsibilities.

The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee will regularly assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee will consider various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating & Corporate Governance Committee if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Committee. Under the regulations of the Securities and Exchange Commission, any shareholder desiring to recommend a nominee to be acted upon at the 2007 annual meeting of shareholders must cause such nominee to be received, in proper form, by the Secretary of the Company no later than January 12, 2007 in order for the nominee to be considered for inclusion in the Company’s Proxy Statement for that meeting. Any nominees that are received after that date may be considered by the Nominating & Corporate Governance Committee outside of the proxy statement process.

In evaluating nominations, the Nominating & Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2005 annual meeting of shareholders.

Directors’ Compensation

Each director receives an annual fee of $25,000, plus $1,000 for each meeting of the Board of Directors and Audit Committee he attends and $750 for each meeting of all other committees he attends. The Chairman of the Board receives an additional annual fee of $15,000, so long as he is not an employee of the Company, and the Chairman of the Audit Committee receives an additional fee of $3,000.

Directors are reimbursed expenses related to their attendance at Board of Director or committee meetings.

In addition, the independent directors will receive annually a grant of stock options for 5,000 shares of common stock, under the Company’s 2004 Stock Incentive Plan. The stock options will be fully-vested at the grant date, will have a five-year term and will be granted at a strike price at 10% above the market price on the date of grant. The grant date will be the first Friday following each year’s Annual Meeting of Shareholders.

OWNERSHIP OF STOCK

Management and Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of each of shares of Common Stock and shares of Series D Preferred Stock as of April 26, 2006, by: (a) each director of the Company, (b) the Named Officer (c) all directors and the executive officer of the Company as a group, and (d) all other shareholders known by the Company to be beneficial owners of more than 5% of the outstanding shares of any class of the Company’s stock.

	Common Stock		Series D Preferred Stock
Name	Shares (1)	Percentage (2)	Shares	Percentage (3)
Thomas B. Akin (4) 4551 Cox Road, Suite 300 Glen Allen, Virginia 23060	1,777,770	13.95%	576,645	13.66%
Stephen J. Benedetti	21,163	*	--	--
J. Sidney Davenport	25,356	*	--	--
Leon A. Felman (5)	147,190	1.20%	67,086	1.59%
Barry Igdaloff (6) 4551 Cox Road, Suite 300 Glen Allen, Virginia 23060	556,671	4.43%	415,118	9.82%
Daniel K. Osborne (7)	16,869	*	5,008	*
Eric P. Von der Porten (8)	165,621	1.36%	11,813	*

All directors and executive officers as a group (7 persons)	2,710,591	20.47%	1,075,670	25.48%

Rockwood Partners, L.P. (9) Rockwood Asset Man-age-ment, Inc. Demeter Asset Management, Inc. Jay Buck 35 Mason Street Greenwich, Connecticut 06830	967,805	7.86%	141,983	3.36%
Wellington Management (10) Company, LLP 75 State Street Boston, Massachusetts 02109	671,500	5.52%	--	--
_______________
* Percentage of ownership is less than one percent of the outstanding shares of the applicable class.

(1)   All amounts include both shares of Common Stock and shares of Series D Preferred Stock, which are convertible into shares of Common Stock at the option of its holder.
(2)   Each percentage is based on 12,163,391 shares of Common Stock issued and outstanding and is calculated based on the assumption that the beneficial owner has converted all shares of Series D Preferred Stock into shares of Common Stock.

(3)   Each Percentage is based on 4,221,539 shares of Series D Preferred Stock issued and outstanding.
(4)   Amount includes 602,038 shares of Common Stock and 350,064 shares of Series D Preferred Stock owned by Talkot Crossover Fund, L.P., of which Mr. Akin is the managing general partner.
(5)   Amount reflects 6,589 shares of Common Stock and 10,848 shares of Series D Preferred Stock owned by the Leon A. Felman IRA Rollover, 43,447 shares of Common Stock and 30,826 shares of Series D Preferred Stock owned by the Homebaker Brand Profit Sharing Plan, 7,537 shares of Common Stock and 9,614 shares of Series D Preferred Stock owned by the Leon A. Felman Keogh Profit Sharing Plan, 19,778 shares of Common Stock and 11,840 shares of Series D Preferred Stock owned by the Leon A. Felman Family Trust, 2,120 shares of Common Stock and 2,555 shares of Series D Preferred Stock owned by HLF Corporation, 278 shares of Common Stock and 626 shares of Series D Preferred Stock owned by the Harriet Felman IRA and 355 shares of Common Stock and 777 shares of Series D Preferred Stock owned by the Leon A. Felman IRA.
(6)   Amount includes 77,663 shares of Common Stock and 205,802 shares of Series D Preferred Stock owned by clients of Rose Capital, Inc., of which Mr. Igdaloff is the sole proprietor. Mr. Igdaloff shares the power to vote and dispose of such shares.
(7)   Amount reflects 11,322 shares of Common Stock and 4,225 shares of Series D Preferred Stock owned by Vantage Pointe Capital Partners LP, of which Mr. Osborne is the managing member of its general partner, and 539 shares of Common Stock and 783 shares of Series D Preferred Stock held in Mr. Osborne’s spouse’s IRA account.
(8)   Amount reflects 153,808 shares of Common Stock and 11,813 shares of Series D Preferred Stock owned by Leeward Capital, L.P. Mr. Von der Porten is the managing member of Leeward Investments, LLC, which is the general partner of Leeward Capital, L.P.
(9)   Based on a Company inquiry, as of December 31, 2005 each of Rockwood Partners, L.P., Rockwood Asset Man-age-ment, Inc., Demeter Asset Management, Inc. and Jay Buck has shared power to vote and dispose of 778,367 shares of Common Stock and 189,438 shares of Series D Preferred Stock. Rockwood Asset Management, Inc. is the general partner of Rockwood Partners, L.P., an investment limited partnership that owns all of the shares reported. Demeter Asset Management, Inc. provides investment management services to Rockwood Partners, L.P., and Mr. Buck is the owner of both Rockwood Asset Management, Inc. and Demeter Asset Management, Inc.
(10)  Wellington Management Company, LLP indicated on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006 that, in its capacity as investment adviser, it may be deemed to beneficially own shares of Common Stock held of record by its clients.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock or Series D Preferred Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock and Series D Preferred Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during the 2005 year, all filing requirements applicable to its officers and directors were complied with, except for the following: Mr. Osborne inadvertently filed late his initial statement of beneficial ownership on Form 3, Mr. Benedetti inadvertently filed late a Form 4 that reported the grant of stock appreciation rights in January 2005, and each of Messrs. Akin, Davenport, Felman, Igdaloff, Osborne and Von der Porten inadvertently filed late a Form 4 that reported the grant of stock options in June 2005.

MANAGEMENT OF THE COMPANY AND EXECUTIVE COMPENSATION

Executive Officer

The executive officer of the Company and his position is as follows:

Name	Age	Positions Held
Stephen J. Benedetti	43	Executive Vice President, Chief Operating Officer, Secretary and Treasurer

The executive officer serves at the discretion of the Company’s Board of Directors. Biographical information regarding Mr. Benedetti is set forth below.

Stephen J. Benedetti has served as Executive Vice President, Chief Operating Officer since November 2005. Prior to serving as Chief Operating Officer, Mr. Benedetti served as Executive Vice President, Chief Financial Officer from September 2001 to November 2005. As Executive Vice President, Mr. Benedetti serves as the principal executive officer of the Company. From May 2000 to September 2001, Mr. Benedetti had been the Acting Chief Financial Officer and Acting Secretary. From October 1997 until August 2001, Mr. Benedetti served as Vice President and Treasurer of the Company; and from September 1994 until December 1998, he served as Vice President and Controller. From March 1992 until September 1994, he served as Director of Accounting and Financial Reporting for National Housing Partnerships, a national multifamily housing syndicator and property management company. Mr. Benedetti also served as audit manager for Deloitte & Touche from 1985 to 1992, where he provided audit and consulting services to various clients primarily in the financial services and real estate industries. Mr. Benedetti is a Certified Public Accountant.

Compensation Committee Report

The Compensation Committee of the Company’s Board of Directors, which is comprised exclusively of the independent directors listed below, administers the Company’s executive compensation program. All issues pertaining to executive compensation are reviewed and approved by the Compensation Committee.

The Compensation Committee has designed the executive compensation structure to reward long-term value that is created for shareholders and to reflect the business strategies and long-range plans of the Company. The guiding principles in regard to compensation are (i) to attract and retain key high caliber executives, (ii) to provide levels of compensation that are competitive with those levels offered by the Company’s competitors, (iii) to motivate executives to enhance long-term shareholder value by linking stock performance (on a total return basis) with long-term incentive compensation, and (iv) to design a long-term compensation program that leads to management retention.

The components of executive officer compensation are base annual salary, annual bonus and stock options.

The Company’s only executive officer is Stephen J. Benedetti, who is the Company’s Executive Vice President, Chief Operating Officer, Secretary and Treasurer. For 2005, Mr. Benedetti’s annual base salary was $200,000. The Company and Mr. Benedetti entered into a Severance Agreement in 2004 which is more fully described below.

During 2005, pursuant to the Company’s 2004 Stock Incentive Plan 121,915 stock appreciation rights were awarded on January 2, 2005, at a strike price of $7.86. The stock appreciation rights vest over a four-year period and have a term of seven years. Of the 121,915 stock appreciation rights awarded, Mr. Benedetti received a grant of 60,000. During 2006, pursuant to the Company’s 2004 Stock Incentive Plan, a total of 77,000 stock appreciation rights were awarded effective January 12, 2006, at a strike price of $6.61. The stock appreciation rights vest over a four-year period and have a term of seven years. Of the 77,000 stock appreciation rights awarded, Mr. Benedetti received a grant of 25,000.

Compensation Committee

J. Sidney Davenport, Chairman
Thomas B. Akin
Daniel K. Osborne

Compensation Committee Interlocks and Insider Participation

During 2005, no interlocking relationship existed between any member of the Compensation Committee and the Company.

Executive Compensation

The Summary Compensation Table below includes individual compensation information for 2005, 2004 and 2003 on the most highly compensated executive officer whose salary and bonus exceeded $100,000 (the “Named Officer”).

Summary Compensation Table

		Annual Compensation			Long-Term Compen-sa-tion Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	SARs	All Other Compensation ($)(2)

Stephen J. Benedetti Executive Vice President, Chief Operating Officer, Secretary and Treasurer	2005 2004 2003	200,000 189,600 183,960	105,000 128,000 102,000	(1) (1) (1)	60,000 - -	14,180 13,160 12,160

_______________

(1) All benefits in the form of perquisites and other personal benefits, securities or property did not exceed is the lesser of either $50,000 or 10% of annual salary and bonus.

(2) Amount for 2005, 2004, and 2003 consisted of matching contributions to the Company’s 401(k) Plan in the amount of $14,000, $13,000, $12,000, respectively, and Group Term Life Insurance in the amount of $180, $160, and $160, respectively.

Stock Appreciation Rights

The table below presents information with respect to grants of Stock Appreciation Rights (SARs) to the Named Officer in 2005.

SAR Grants in Last Fiscal Year
	Number of SARS	Percent of Total SARs Granted to Employees in 2005	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Term
Name	Granted	(%)	($/Share)	Date	5% ($)	10% ($)
Stephen J. Benedetti	60,000	48	7.81	12-31-2011	86,400	265,200

The table below presents information with respect to the total number of Stock Appreciation Rights (SARs) exercised by the Named Officer in 2005 and held by the Named Officer at December 31, 2005.

Aggregated SAR Exercises in Last Fiscal Year
and Fiscal Year-End SAR Value Table

			Number of Unexercised SARs at 12-31-05		Value of Unexercised In-the-Money SARS at 12-31-05
Name	Number of SARs	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen J. Benedetti	60,000	$ -	-	60,000	$ -	$103,721

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005, with respect to the Company’s equity compensation plans, under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity Compensation Plans Approved by Shareholders:
2004 Stock Incentive Plan	166,297(1)	$7.97	1,333,703

Equity Compensation Plans Not Approved by Shareholders(2)	-	-	-

Total	166,297	$7.97	1,333,703

(1) Amount includes all SAR awards to employees and Stock Option Awards to Directors
(2) The Company does not have any equity compensation plans that have not been approved by shareholders.

Employment Agreements

The Company and Mr. Benedetti are parties to a Severance Agreement that is effective as of June 11, 2004 and that will stay in effect for the duration of Mr. Benedetti’s employment with the Company. The severance agreement provides generally that a lump sum payment will be made to Mr. Benedetti under certain circumstances upon his termination of employment with the Company. Such circumstances include the termination of employment by Mr. Benedetti for “good reason” (as defined in the agreement), such as the occurrence of a change in control of the Company, or the termination of his employment by the Company without “cause” (as defined in the agreement). In such events, Mr. Benedetti will have the right to receive a lump sum payment equal to the sum of (i) Mr. Benedetti’s base salary and bonus that has accrued but has not been paid, (ii) the equivalent of Mr. Benedetti’s annual base salary of one year for every fifty months that Mr. Benedetti has been employed by the Company prorated for any period of less than fifty months and (iii) any other amounts or benefits Mr. Benedetti is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company. Mr. Benedetti also will become fully vested in any options, stock appreciation rights or other forms of incentive stock compensation granted to Mr. Benedetti under the 2004 Stock Incentive Plan if he terminates his employment for good reason or if he is terminated without cause. If a termination under the severance agreement had occurred as of April 24, 2006, the payments due to Mr. Benedetti would have been approximately $630,000.

Certain Relationships and Related Transactions

The Company and Dynex Commercial, Inc., now known as DCI Commercial, Inc. (“DCI”), have been jointly named in litigation regarding the activities of DCI while it was an operating subsidiary of a previous affiliate of the Company, Dynex Holding, Inc. The Company and DCI entered into a Litigation Cost Sharing Agreement whereby the parties set forth how the costs of defending against litigation would be shared, and whereby the Company agreed to fund all costs of such litigation, including DCI’s portion. DCI’s cumulative portion of costs associated with the litigation and funded by the Company is approximately $3.3 million and is secured by the proceeds of any counterclaims that DCI may receive in the litigation. DCI costs funded by the Company are considered loans and bear simple interest at the rate of Prime plus 8.0% per annum. At December 31, 2005, the total amount due the Company under the Litigation Cost Sharing Agreement, including interest, was approximately $4.6 million, which has been fully reserved by the Company. DCI is currently wholly-owned by ICD Holding, Inc. Stephen J. Benedetti is currently the sole shareholder of ICD Holding. For more information on this litigation, see “Item 3. Legal Proceedings” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which accompanies this Proxy Statement.

Stock Performance Graph

The following graph demonstrates a five year comparison of cumulative total returns for shares of Common Stock, the Standard & Poor’s 500 Stock Index (“S&P 500”), and the Bloomberg Mortgage REIT Index. The table below assumes $100 was invested at the close of trading on December 31, 2000 in the shares of Common Stock, S&P 500, and the Bloomberg Mortgage REIT Index.

Comparative Five-Year Total Returns *
Dynex Capital, Inc., S&P 500, and Bloomberg Mortgage REIT Index
(Performance Results through December 31, 2005)

		Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Dynex Capital Inc.	100.00	210.00	484.00	610.00	782.00	690.00
S&P 500*	100.00	88.12	68.66	88.34	97.94	102.74
Bloomberg Mortgage REIT Index*	100.00	195.00	242.00	324.00	416.00	347.00

* Cumulative total return assumes reinvestment of dividends. The source of this information is Bloomberg. The factual material is obtained from sources believed to be reliable.

APPOINTMENT OF AUDITORS

The Board of Directors has not yet appointed an independent registered public accounting firm to examine the financial statements of the Company for the year ending December 31, 2006. The Board of Directors expects to appoint BDO Siedman LLP as the Company's independent registered public accounting firm at a meeting of the Board of Directors after the Annual Meeting, consistent with the process for the year ended December 31, 2005. A representative of BDO Seidman LLP is expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from shareholders.

The Board of Directors appointed BDO Seidman LLP as its independent registered public accounting firm during 2005, and BDO Seidman LLP performed the audit of the Company’s consolidated financial statements for the year ended December 31, 2005. Deloitte & Touche LLP audited the consolidated financial statements of the Company for the fiscal year ended December 31, 2004.

AUDIT INFORMATION

Independent Registered Public Accounting Firm Fees

The following information is furnished with respect to fees billed for professional services rendered to the Company by BDO Seidman LLP, the Company’s independent registered public accounting firm since October 12, 2005, and Deloitte & Touche LLP, the Company’s independent registered public accounting firm prior to October 12, 2005, for the fiscal years ended December 31, 2005 and 2004, respectively.

	Fiscal Year Ended December 31,
	2005	2004
Audit Fees: (1)
BDO Seidman LLP	$186,790	$-
Deloitte & Touche LLP	142,190	294,755
Total Audit Fees	328,980	294,755

Audit-Related Fees: (2)
BDO Seidman LLP	7,700	-
Deloitte & Touche LLP	-	20,700
Total Audit-Related Fees	7,700	20,700

Tax Fees (3)	-	-

All Other Fees (4)
BDO Seidman LLP	16,400	-
Deloitte & Touche LLP	-	-
Total Audit-Related Fees	16,400	-

Total	$353,080	$315,455

(1)
Both 2005 and 2004 Audit Fees include: (i) the audit of the Company’s consolidated financial statements included in its annual report on Form 10-K and services attended to, or required by, statute or regulation; (ii) reviews of the interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q; (iii) comfort letters, consents and other services related to Securities and Exchange Commission (“SEC”) and other regulatory filings. Fees for 2005 for Deloitte & Touche LLP include fees incurred for the reviews on the quarterly reports on Form 10-Q for the first and second quarter of 2005. The Company expects to receive additional billings from BDO Seidman LLP related to the completion of its 2005 audit.

(2)
Audit-Related Fees represent professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and not reported under the heading “Audit Fees.” During 2005, these amounts include the professional services provided in connection with the audit of the Company’s 401(k) Plan. During 2004, these services included professional services rendered in connection with the Company’s recapitalization and the audit of its 401(k) Plan.

(3)	Tax Fees include tax compliance, tax planning, tax advisory and related services.
(4)	During 2005, BDO Seidman performed certain agreed upon procedures related to the Company’s master servicing responsibilities on certain securitization financing issuances.

Pre-Approval Policies and Procedures

All services not related to the annual audit and quarterly review of the Company’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit and permitted non-audit services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

The following Audit Committee Report shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the New York Stock Exchange listing standards.

The Audit Committee has reviewed and discussed with management and the independent accountants the Company’s audited financial statements for fiscal year 2005. In addition, the Committee has communicated with the independent accountants the matters required to be communicated by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants’ independence from the Company, as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” These disclosures have been reviewed by the Committee, and the Committee has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Eric P. Von der Porten, Chairman
Leon A. Felman
Barry Igdaloff
Daniel K. Osborne

SHAREHOLDER PROPOSALS

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2007 annual meeting of shareholders must cause such proposal to be received, in proper form, by the Secretary of the Company no later than January 12, 2007 in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. Any proposals that are received after that date may be considered by the Company outside of the proxy statement process. Proposals that are received after March 28, 2007 may be voted on by the proxy holders designated for that meeting in their discretion.

By the order of the Board of Directors

Stephen J. Benedetti
Executive Vice President and
Chief Financial Officer

May 5, 2006

ANNUAL MEETING OF SHAREHOLDERS OF

DYNEX CAPITAL, INC.

COMMON STOCK

June 15, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

The Board of Directors recommends a vote FOR Proposal 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

- ○ Thomas B. Akin
- ○ Daniel K. Osborne
- ○ Eric P. Von der Porten

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY — COMMON STOCK

DYNEX CAPITAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas B. Akin and Stephen J. Benedetti, and each of them, as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent the undersigned and to vote, as designated on this card, all the shares of common stock of Dynex Capital, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Park Central Hotel located at 870 Seventh Avenue at 56th Street, New York, New York, Thursday, June 15, 2006 at 9:00 a.m. Eastern Time, or any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders, and the related proxy statement, a copy of which has been received by the undersigned, and in their discretion on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

DYNEX CAPITAL, INC.

SERIES D PREFERRED STOCK

June 15, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
○ Leon A. Felman
○ Barry Igdaloff

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given or if this proxy card is not completed in accordance with its instructions, the proxies will abstain from voting the shares.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY — SERIES D PREFERRED STOCK

DYNEX CAPITAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas B. Akin and Stephen J. Benedetti, and each of them, as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent the undersigned and to vote, as designated on this card, all the shares of Series D preferred stock of Dynex Capital, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Park Central Hotel located at 870 Seventh Avenue at 56th Street, New York, New York, Thursday, June 15, 2006 at 9:00 a.m. Eastern Time, or any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders, and the related proxy statement, a copy of which has been received by the undersigned, and in their discretion on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

(Continued and to be signed on the reverse side.)

14475